(FACE OF CERTIFICATE)



COMMON STOCK                                COMMON STOCK

NUMBER                                            SHARES
CCB ____________         VIGNETTE            ______________

                                     THIS CERTIFICATE IS
                                     TRANSFERABLE IN CRANFORD,
                                     N.J. OR IN NEW YORK, N.Y.
INCORPORATED UNDER THE
LAWS OF THE STATE OF
   NORTH CAROLINA                        CUSIP 124875 10 5

                                       SEE REVERSE FOR CERTAIN
                                    DEFINITIONS AND RIGHTS LEGEND


                  CCB FINANCIAL CORPORATION

This is to Certify that
____________________________________________________________
____________________________________________________________
____________________________________________________________
____________________________________________________________
____________________________________________________________
____________________________________________________________
____________________________________________________________
____________________________________________________________
is the owner of  ___________________________________________

       FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON
           STOCK, PAR VALUE OF $5.00 PER SHARE OF
     CCB Financial Corporation transferable only on the Books of the Corporation by the registered owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated  _______________

                      (CORPORATE SEAL)

/s/ ERNEST C. ROESSLER
CHAIRMAN, PRESIDENT                COUNTERSIGNED AND REGISTERED:
AND CHIEF EXECUTIVE                REGISTRAR AND TRANSFER COMPANY
OFFICER                            (CRANFORD, NEW JERSEY)

/s/ LEO P. PYLYPEC                                TRANSFER AGENT
SECRETARY                                         AND REGISTRAR
                                   BY ___________________________
                                   AUTHORIZED SIGNATURE



                (REVERSE SIDE OF CERTIFICATE)

                  CCB FINANCIAL CORPORATION

     CCB Financial Corporation is authorized to issue common and preferred stock. The Corporation will upon request furnish any shareholder, without charge, information as to the number of such shares authorized and outstanding and a copy of the portions of the charter or resolutions containing the designations, preferences, limitations and relative rights of all shares and any series thereof. Any such request may be addressed to the Secretary of the Corporation at its executive offices in Durham, North Carolina.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common
TEN ENT   - as tenants by the entireties
JT TEN    - as joint tenants with the right of survivorship
           and not as tenants in common


UNIF GIFT MIN ACT - ______________ Custodian _______________
                         (Cust)                 (Minor)
                    under Uniform Gifts to Minors
                    Act _________________________
                                (State)


          Additional abbreviations may also be used though not in the above list.


Legend printed on left margin:

This certificate also evidences and entitles the holder hereof to certain rights ("Rights") as set forth in the Amended and Restated Rights Agreement between CCB Financial Corporation and Central Carolina Bank and Trust Company, as Rights Agent, dated as of October 1, 1988 and as amended and supplemented thereafter (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of CCB Financial Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. CCB Financial Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person (including its Affiliates) who becomes an Acquiring Person (as defined in the Rights Agreement) shall become null and void.


     For value received, __________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR
     OTHER IDENTIFYING NUMBER OF ASSIGNEE
               (BOX)

____________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
 ZIP CODE, OF ASSIGNEE)
____________________________________________________________
____________________________________________________________
______________________________________________________ shares of the Common Stock represented by the within certificate and do hereby irrevocably constitute and appoint ____________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________


          SIGNATURE(S):            _________________________

                                   _________________________

                                   NOTICE: THE SIGNATURE(S) TO
                                   THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME(S) AS
                                   WRITTEN UPON THE FACE OF THE
                                   CERTIFICATE, IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION
                                   OR ENLARGEMENT, OR ANY CHANGE
                                   WHATEVER.


          SIGNATURE(S) GUARANTEED: _________________________
                                   THE SIGNATURE(S) SHOULD BE
                                   GUARANTEED BY AN ELIGIBLE
                                   GUARANTOR INSTITUTION, (BANKS,
                                   STOCKBROKERS, SAVINGS AND LOAN
                                   ASSOCIATIONS AND CREDIT UNIONS
                                   WITH MEMBERSHIP IN AN APPROVED
                                   SIGNATURE GUARANTEE MEDALLION
                                   PROGRAM), PURSUANT TO SEC RULE
                                   17 Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF IT IS LOST, STOLEN,
MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF
  INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT
                        CERTIFICATE.